UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 18, 2026

Range Capital Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42448	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

44 Main Street Cold Spring Harbor New York	11724
(Address of principal executive offices)	(Zip Code)

(631) 246-0360

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share and one Right	RANGU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	RANG	The Nasdaq Stock Market LLC
Rights, each Right to acquire one-tenth (1/10) of one Ordinary Share	RANGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 18, 2026, Range Capital Acquisition Corp. (the “Company”) issued an unsecured promissory note (the “Note”) in the principal amount of up to $540,000 to its sponsor, Range Capital Acquisition Sponsor, LLC (the “Sponsor”), to be drawn down in connection with the previously announced contributions of up to $60,000 per month (the “Contributions”) by the Sponsor or its designees to the trust account established in connection with the Company’s initial public offering (the “Trust Account”), as described in the Proxy Statement (as defined below). The Note does not bear interest and the principal balance will be payable on the earlier of: (i) the date on which the Company consummates its initial business combination and (ii) the date that the winding up of the Company is effective. In the event that the Company does not consummate an initial business combination, the Note will be repaid only from amounts remaining outside of the Trust Account, if any. The Note is subject to customary events of default, the occurrence of certain of which automatically triggers the unpaid principal balance of the Note and all other sums payable with regard to the Note becoming immediately due and payable. On June 22, 2026, $60,000 was drawn down from the Note and deposited into the Trust Account.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description of the Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Note, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.

The information included in Item 5.07 of this Current Report is incorporated by reference in this Item 1.01 to the extent required herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03 to the extent required herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 18, 2026, the Company held an extraordinary general meeting of shareholders of the Company (the “Meeting”) to vote on a proposal (the “Extension Amendment Proposal”) to amend, by way of special resolution, the Company’s amended and restated memorandum and articles of association (the “Articles”, as amended, the “Amended Articles”), to (A) amend the date by which the Company must (1) consummate an initial merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination with one or more businesses (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all of the ordinary shares of the Company, par value $0.0001 per share (the “ordinary shares”) included as part of the units sold in the Company’s initial public offering (such ordinary shares, the “Public Shares”) that was consummated on December 23, 2024 (the “IPO”), to up to 27 months from the closing of the IPO (the “Amended Date”), or such earlier date as is determined by our board of directors (the “board”), in its sole discretion, to be in the best interests of the Company (the “Amendment”), provided that the Sponsor or its affiliate or permitted designees will deposit into the Trust Account an amount determined by multiplying $0.03 by the number of Public Shares outstanding following any redemptions of Public Shares effected in connection with the Meeting, up to a maximum of $60,000, for each such one-month extension, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination, and (B) reduce the liquidation and dissolution expenses that can be deducted from the interests earned on the funds held in the Trust Account from $100,000 to $20,000. The Extension Amendment Proposal is described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 5, 2026 (the “Proxy Statement”), as supplemented by the supplement to the Proxy Statement filed with the SEC on May 22, 2026.

In addition, on June 18, 2026, the Company filed an amendment to the Articles with the Registrar of Companies of the Cayman Islands reflecting the shareholder-approved amendment. A copy of the amendment to the Articles is attached hereto as Exhibit 3.1.

The information disclosed in Item 5.07 of this Current Report with respect to the Amendment is incorporated by reference into this Item 5.03 to the extent required and the foregoing description of the Amended Articles is qualified in its entirety by reference to the amendment to the Company’s Articles, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Meeting, holders of 13,635,374 ordinary shares were present in person or by proxy, representing approximately 85.02% of the voting power of the Company’s ordinary shares as of April 27, 2026, the record date for the Meeting, and constituting a quorum for the transaction of business.

With a quorum present, the applicable shareholders approved the Extension Amendment Proposal. The voting results for the Extension Amendment Proposal were as follows:

Proposal No. 1 – The Extension Amendment Proposal

For	Against	Abstain
11,660,851	1,974,523	0

As there were sufficient votes to approve the Extension Amendment Proposal, the “Adjournment Proposal” as described in the Proxy Statement was not presented to shareholders.

Item 8.01	Other Events

The information disclosed under 5.03 and Item 5.07 of this Current Report is incorporated by reference into this Item 8.01.

Redemptions

In connection with the vote to approve the Extension Amendment Proposal, holders of 9,339,529 ordinary shares exercised their right to redeem their ordinary shares for cash at a redemption price of approximately $10.62 per share, for an aggregate redemption amount of approximately $99,492,433.31. As a result, approximately $23,015,134.62 remains in the Trust Account and 2,160,471 ordinary shares remain outstanding.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Amendment to the Amended and Restated Memorandum and Articles of Association.

10.1	Promissory Note issued by Range Capital Acquisition Corp. in favor of Range Capital Acquisition Sponsor, LLC, dated June 18, 2026.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE CAPITAL ACQUISITION CORP.

By:	/s/ Tim Rotolo
Name: Tim Rotolo
Title: Chief Executive Officer

Date: June 25, 2026